Prospectus Supplement                                        215969 7/04
dated July 1, 2004 to:
-------------------------------------------------------------------------------

PUTNAM MONEY MARKET FUND AND
PUTNAM TAX EXEMPT MONEY MARKET FUND
Prospectus dated January 30, 2004

Effective July 1, 2004 the following language is inserted following the third paragraph under the deferred sales charge chart under the heading "Which class of shares is best for me? - Money Market Fund (class B and C shares only)":

Orders for class C shares of one or more Putnam funds will be treated as orders for class A shares or refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $1,000,000 or more.

Effective February 27, 2004, the third paragraph following the deferred sales charge chart under the heading "Which class of shares is best for me? - Money Market Fund (class B and C shares only)" is replaced with the following:

Orders for class B shares of one or more Putnam funds will be treated as orders for class A shares or refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $100,000 or more.